SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     April 4, 2001

                              FIRST ECOM.COM, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                    0-27753                  98-0206979
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)             Identification No.)



19th Floor, 80 Gloucester Road, Wan Chai, Hong Kong          SAR
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     (852) 2801-5181


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changes Since Last Report)



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Item 9. Regulation FD Disclosure:

       First Ecom.com, Inc. Announces Year End Financial Results for 2000

            Company Ends Second Full Year with a Strong Cash Position
    Focus on Sales in Asia, New Company Structure and Reduction of Burn Rate
                    Position Company Well for Future Growth


HONG KONG, April 3,2001 - First Ecom.com, Inc. (NASDAQ: FECC, BSX: FECC, FECC
BH), a global provider of electronic payment processing solutions, today announced the filing of its Form 10K and financial results for the year ended December 31, 2000 and for the fourth quarter of the same year.

     First Ecom, which is still in development stage, posted revenues for the fiscal year 2000 of US$ 854,871 as compared with revenues for 1999 of US$2,634. The increase is attributable to an increase in revenues from payment processing and systems integration revenue contributed by Asia Internet Limited, a business acquired on March 31,2000. Net loss for the year 2000 after amortization, depreciation and non-cash compensation associated with stock options was $ 17,809,461 as compared to the year 1999 operating loss of $ 6,788,885. The current year's loss includes one time non-recurring losses totaling US$4,038,182 for the write down of certain assets to their net realizable value. The Company also recognized a new expense relating to an additional imputed interest charge of US $380,000 for warrants issued with debt in 1999 due to the implementation of the Emerging Issues Task Force pronouncement (EITF) 00-27. This is an accounting change that the Company was required to implement in the 2000 year.

     Net loss per share for the year 2000 was US$ 0.98 per share as compared to the net loss per share of US$ 0.56 for the year 1999.

     As at December 31, 2000 the company had in excess of US$ 31,000,000 cash on hand as compared to US $11,000,000 at December 31,1999.

     For the fourth quarter of 2000, the Company had revenues of $189,150 as compared to $2,634 in the fourth quarter of 1999 and a net loss of $7,227,060 as compared to $2,789,907 in 1999. The 2000 fourth quarter loss included $3,854,382 of one-time charges to write down assets to net realizable value and the accounting change charge of $380,000. The loss for the fourth quarter was $0.38 per share ($0.16 before the one-time write down and accounting change charge) as compared to $0.21 for the fourth quarter of 1999.

     "Our second full year of operations saw a dramatic change in the business environment," said Gregory Pek, president and Co-CEO of First Ecom.com. "This change plus some internal issues resulted in First Ecom having to change its business approach. During the last quarter of 2000 the board and management started to restructure and re-focus the Company in addition to significantly reducing the burn rate. These changes should be completed and start to bear fruit within the first half of 2001. The major changes made included a reduction in staff levels, which included the closing of Asia Internet Limited and the withdrawal from the business of systems integration as well as moving to smaller premises. The Company also formed First Ecom Data Services Asia Limited (FEDS
Asia), which is primarily responsible for the selling of the newly productized First Ecom gateway to banks in Asia. "

     Pek also announced the appointment of Steve Corbin as President of FEDS Asia. Mr. Corbin will be responsible for the day-to-day operations of FEDS Asia and the carrying out of the Company's new sales initiatives.

     Pek announced that the Board of Directors and management were studying other opportunities for the Company and had retained Bain & Company to provide strategic advice.

     Pek added, "With our new structure and focus plus our strong cash position the Company can build upon the successes it had during 2000. These included the raising and preserving of significant capital, listing on National Market of the NASDAQ in June, our listing on the Bermuda Stock Exchange, the bringing on line of two banks in Hong Kong during September and December and the formation and start of operations of First Ecommerce Data Services (FEDS) our joint venture with the Bank of Bermuda.

     The Company's financial results for the year ended December 31, 2000 accompanied the filing of its Form 10-K with the Securities & Exchange Commission on April 2, 2001, which is available on-line at the SEC's Edgar database at www.freeedgar.com.



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                                Financial Summary

                                            FIRST ECOM.COM, INC.
                                      Financial Highlights (Unaudited)

                                           Year Ended           Year Ended
                                        December 31, 2000    December 31, 1999
Revenues                                       $854,871               $2,634
Net (Loss)                                 $(17,809,461)         $(6,788,885)
Basic and diluted net loss per share             $(0.98)              $(0.56)
Shares used to compute basic
  and diluted net loss per share             18,064,980           12,043,662
Operating  (loss)                          $(17,031,779)         $(6,354,222)


Fourth quarter results for First Ecom were also announced:

                                Financial Summary

                              FIRST ECOM.COM, INC.
                        Financial Highlights (Unaudited)
                                        Quarter Ended           Quarter Ended
                                       December 31, 2000       December 31, 1999
Revenues                                      $189,150                   $2,634
Net (Loss)                                  $7,227,060               $2,789,907
Basic and diluted net loss per share            $(0.38)                  $(0.21)
Shares used to compute basic
  and diluted net loss per share            19,210,037               13,220,254
Operating (loss)                           $(5,619,368)             $(2,585,362)


                              About First Ecom.com

     As a global provider of electronic payment processing, First Ecom.com provides secure, easy-to-implement and low-cost online payment processing services to banks and their merchants worldwide. Through strategic partnerships with banks, ISPs, e-commerce product suppliers, system integrators and storefront solution providers, First Ecom.com will process credit card transactions made over the Internet in multiple currencies, either domestically or offshore in a tax-neutral jurisdiction.

     For more information, visit http://www.firstecom.com or contact First Ecom.com at +(852) 2801-5181 or by e-mail at info@firstecom.com.

Certain statements contained herein are "forward-looking" statements (as such term is defined in the Private Securities Reform Act of 1995). Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST ECOM.COM, INC.
                                             ---------------------------
                                                    (Registrant)

Date: April 4, 2001                       By /S/ Kenneth G.C. Telford
                                             ---------------------------
                                                    (Signature)
                                             Kenneth G.C. Telford, Secretary and
                                             Chief Financial Officer